Exhibit 10.1

FIRST AMENDMENT
to the
COMPOSITE LEASE AGREEMENT
By and Between
MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
and
FEDERAL EXPRESS CORPORATION
Effective as of September 1, 2008

FIRST AMENDMENT
TO THE COMPOSITE LEASE AGREEMENT
This First Amendment, effective on the 1st of September, 2008 (the “Effective Date”), by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as “Authority”), a body politic organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee (Authority and Tenant are collectively referred to as “Parties”.),
W I T N E S S E T H:
WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument being herein called the “Composite Lease Agreement”); and
WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the Parties and to show the differences among the 23 lease agreements by attaching a schedule as Exhibit A to the Composite Lease Agreement that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and
WHEREAS one of the parcels included in the Composite Lease Agreement was “Parcel 13” (herein so called); and

WHEREAS Authority and Tenant wish to modify the boundaries of Parcel 13 as of the Effective Date, which results in a reduction of leased space of approximately 2,127 square feet of land; and,
NOW THEREFORE, for and in consideration of the promises, the covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:
SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this First Amendment that are defined in the Composite Lease Agreement shall, for all purposes of this First Amendment, have the respective meanings given to them in the Composite Lease Agreement.
SECTION 2. Modification of Composite Lease Agreement. As of the Effective Date, the Parties substitute the table attached to this Amendment for the table included as part of Exhibit “A” to the Composite Lease Agreement. As of the Effective Date, the Parties substitute the description and aerial photograph attached to this First Amendment for the description and aerial photograph of Parcel 13 appearing as part of Exhibit “A” to the Composite Lease Agreement.
SECTION 3. Rental Reconciliation. The modification of the boundaries of Parcel 13 that the parties accomplished by virtue of Section 2 above reduced the area of Parcel 13 and correspondingly reduced the rental payable with respect to Parcel 13. As a result, Tenant has overpaid rent for Parcel 13 since the Effective Date. Accordingly, Tenant will receive a credit against the installment of rent next becoming due under the terms of the Composite Lease Agreement after the date the Parties execute and deliver this Amendment (as distinguished from its Effective Date) in the aggregate amount of the overpayment.

During the term, Tenant shall pay rent to Authority for the premises known as Parcel 13 as follows:

A-380 Ramp	Rate Per Sq. Ft.	Monthly Rent	Annual Rent

1,897,879 Sq. Ft.	$0.1220	$19,295.10	$231,541.24

A-380 GSE Ramp	Rate Per Sq. Ft.	Monthly Rent	Annual Rent

319,113 Sq. Ft.	$0.1906	$5,068.58	$60,822.94
The rental rate for this Parcel 13 shall adjust upward as provided in the Composite Lease Agreement.
SECTION 4. _Remainder of Composite Lease Agreement in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease Agreement shall continue in full force and effect.
SECTION 5. Effective Date of this First Amendment. This First Amendment shall become effective September 1, 2008.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this First Amendment to the Composite Lease Agreement.

WITNESS:	MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

/s/ ANNETTE LECROIX	BY:	/s/ SCOTT A. BROCKMAN

TITLE: Paralegal		TITLE:	EVP/COO

DATE: December 29, 2009		DATE: December 29, 2009

Approved as to Form and Legality:

/s/ SARA L. HALL Sara L. Hall, Vice President & General Counsel

WITNESS:	FEDERAL EXPRESS CORPORATION A Delaware Corporation

/s/ MICHELLE WHITAKER	BY:	/s/ WILEY JOHNSON, JR.

TITLE: Project Coordinator		TITLE:	Managing Director, Real Estate and Airport Development

DATE: October 26, 2009		DATE: October 26, 2009

REAL ESTATE APPRAISERS & LAND SURVEYORS
Parcel 13
(Revised May 5, 2008)
Supplemental Agreement 23 & 25 (A-380 Hangar Ramp)
Description of a ground lease area being a portion of the Memphis-Shelby County Airport Authority Property as recorded in Special Warranty deed F5-5925, Parcel 1 and located on the north side of Winchester Road and west of Tchulahoma Road in Memphis, Shelby County, Tennessee.
Commencing at the intersection of the projected centerline of Runway 27 and the west right-of- way line of Tchulahoma Road (106 foot wide right-of-way) with state plane coordinates of approximately N: 287511.24152 & E: 786451.50317;
Thence North 85 degrees 42 minutes 12 seconds West, along the projected and centerline of Runway 27, a distance of 3,114.22 feet to a point;
Thence southwestwardly being perpendicular to the centerline of Runway 27, South 4 degrees 17 minutes 48 seconds West, a distance of 795.47 feet to a set nail in cap being the TRUE POINT OF BEGINNING being the northwest corner of the following lease area,
Thence South 85 degrees 39 minutes 44 second East, along a white line, a distance of 1,440.61 feet to an angle point,
Thence South 77 degrees 28 minutes 04 seconds East, a along a white line, a distance of 85.88 feet to an angle point,
Thence South 81 degrees 32 minutes 35 seconds East, a along a white line, a distance of 182.03 feet to an angle point;
Thence South 86 degrees 12 minutes 07 seconds East, along a white line, a distance of 28.39 feet to an angle point,
Thence South 89 degrees 10 minutes 15 seconds East, along a white line, a distance of 224.60 feet to an angle point,
Thence North 88 degrees 53 minutes 48 seconds East, along a white line, a distance of 84.65 feet to an angle point,
Thence North 85 degrees 12 minutes 25 seconds East, along a white line, a distance of 68.00 feet to an angle point,
Thence North 79 degrees 00 minutes 12 seconds East, along a white line, a distance of 72.33 feet to set nail in washer being the northeast corner of said lease area,

REAL ESTATE APPRAISERS & LAND SURVEYORS
Thence South 15 degrees 54 minutes 51 seconds East, a distance of 13.30 feet to a fence post,
Thence north 84 degrees 31 minutes 22 seconds East, a distance of 16.21 feet to a fence post,
Thence South 40 degrees 16 minutes 16 seconds East, a distance of 9.86 feet to a fence post,
Thence South 21 degrees 24 minutes 57 seconds East, a distance of 17.52 feet to a fence post,
Thence South 7 degrees 10 minutes 25 seconds East, a distance of 139.04 feet to a fence post,
Thence South 89 degrees 28 minutes 31 seconds East, a distance of 8.78 feet to a fence post,
Thence South 22 degrees 41 minutes 44 seconds West, a distance of 38.79 feet to a fence post,
Thence South 49 degrees 14 minutes 44 seconds West, a distance of 281.11 feet to a fence post,
Thence South 40 degrees 17 minutes 27 seconds East, a distance of 47.05 feet to a fence post,
Thence South 04 degrees 06 minutes 13 seconds West, a distance of 61.58 feet to a set iron pin with cap,
Thence North 85 degrees 53 minutes 47 seconds West, a distance of 8.00 feet to a set iron pin with cap,
Thence South 04 degrees 06 minutes 13 seconds West, a distance of 195.00 feet to a set iron pin with cap,
Thence North 85 degrees 54 minutes 53 seconds West, a distance of 113.85 feet to a set iron pin with cap,
Thence South 04 degrees 05 minutes 07 seconds West, a distance of 167.53 feet to a set iron pin with cap,
Thence South 85 degrees 49 minutes 37 seconds East, a distance of 193.24 feet to a fence post,
Thence South 02 degrees 36 minutes 06 seconds West, a distance of 292.03 feet to a set iron pin with cap being the southeast corner of said lease area in the north line of Winchester Road having a 99 foot wide right-of-way,
Thence northwestwardly along the north line of Winchester Road, North 86 degrees 13 minutes 33 seconds West, a distance of 83.14 feet to an angle point,
Thence continuing along said north line, North 85 degrees 19 minutes 38 seconds West, a distance of 414.78 feet to an angle point,
Thence continuing along said north line, North 85 degrees 50 minutes 15 seconds West, a distance of 479.66 feet to an angle point,
Thence continuing along said north line, North 85 degrees 40 minutes 54 seconds West, a distance of 814.69 feet to an angle point,

REAL ESTATE APPRAISERS & LAND SURVEYORS
Thence continuing along said north line, North 84 degrees 40 minutes 49 seconds West, a distance of 261.48 feet to the southwest corner of said lease area and being the southeast corner of Fed-Ex Hangar 11 & 12,
Thence northeastwardly along the west line of Parcel 13, also being the east line of the Fed-Ex Hangar 11 & 12, North 4 degrees 40 minutes 00 seconds East, a distance of 623.21 feet to an angle point,
Thence continuing along said line, North 49 degrees 40 minutes 56 seconds East, a distance of 301.48 feet to an angle point,
Thence continuing along said line, North 40 degrees 19 minutes 04 seconds West, a distance of 407.82 feet to the point of beginning and containing approximately 2,216,992 square feet or 50.8951 acres by calculation.
Van E. Boals,
Public Land Surveyor
Tennessee License No. 613

[Photographs]

EXHIBIT A
FEDERAL EXPRESS CORPORATION
2003 CORPORATE AVENUE-B3
MEMPHIS, TN 38132

	FEDEX								CURRENT	CURRENT	PROJECTED RATES
PARCEL	LEASE			EFFECTIVE		SQUARE		CURRENT	MONTHLY	ANNUAL	EFFECTIVE JULY 2008			7/1/2008		7/1/2013 (10)	7/1/2018 (10)
NUMBER	NUMBER	CURRENT SUPPLEMENTAL	USE OR LOCATION	DATE		FEET		RATE	BILLING	BILLING	RATES	MONTHLY	ANNUAL	ESCALATION		ESCALATION	ESCALATION
1		N/A	TAXIWAY N	1/1/2009	(1)	100,035		N/A	$0.00	$0.00	N/A	N/A	N/A	N/A		CPI OR 13%	CPI OR 13%

2	98-0824	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007		1,082,446		Varies (3)	$30,869.35	$370,432.20	$0.3935	$35,497.91	$425,974.97	15	%(3)	CPI OR 13%	CPI OR 13%

3		SUPPLEMENTALS	WEST RAMP
	80-0204	18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007		3,111,647		$0.1525	$39,543.85	$474,526.17	$0.1906	$49,423.33	$593,079.92	N/A		CPI OR 13%	CPI OR 13%
	80-0204	22, 24 & 25	UNIMPROVED GROUND	1/1/2007		914,283		$0.1525	$11,619.01	$139,428.16	$0.1906	$14,521.86	$174,262.34	N/A		CPI OR 13%	CPI OR 13%

4		N/A	TAXIWAY C	1/1/2009	(2)	731,098		N/A	$0.00	$0.00	N/A	N/A	N/A	N/A		CPI OR 13%	CPI OR 13%

5	80-0204	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007		515,496		$0.1525	$6,551.10	$78,613.14	$0.1906	$8,187.79	$78,613.14	N/A		CPI OR 13%	CPI OR 13%
	80-0204	SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007				$0.1525						N/A		CPI OR 13%	CPI OR 13%

6	92-0833	AGREEMENT #92-0833	IRS/AOD	1/1/2007		2,248,286		$0.6650	$125,000.00	$1,500,000.00	$0.6672	$125,000.00	$1,500,000.00	N/A		15%	CPI OR 13%

7	90-0242	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007		427,030		$0.1029	$2,506.15	$30,073.80	$0.1029	$2,506.15	$43,941.39	25	%(5)	CPI OR 13%	CPI OR 13%

8	80-0223	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007		451,370		$0.0644	$2,340.16	$28,081.92	$0.0644	$2,340.16	$29,068.23	25	%(5)	CPI OR 13%	CPI OR 13%

9	80-0204	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007		833,458		$0.2673	$18,565.28	$222,783.36	$0.2673	$18,565.28	$222,783.32	N/A		CPI OR 13%	CPI OR 13%

10	80-0204	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007		140,617		$0.2673	$3,132.24	$37,586.92	$0.2673	$3,132.24	$37,586.92	N/A		CPI OR 13%	CPI OR 13%

11	80-0204	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007		187,217		$0.1525	$2,379.22	$28,550.59	$0.1906	$2,973.63	$35,683.56	N/A		CPI OR 13%	CPI OR 13%

12	80-0204	SUPPLEMENTAL 27	A-380 GSE STORAGE	DBO 12/01/07 (4)		187,618		N/A	$0.00	$0.00	$0.1525	$2,384.31	$28,611.75	N/A		CPI OR 13%	CPI OR 13%

13	80-0204	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007		1,897,879		$0.1220	$19,295.10	$231,541.24	$0.1220	$19,295.10	$231,541.24	N/A		CPI OR 13%	CPI OR 13%
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007		319,113		$0.1525	$4,055.39	$48,664.73	$0.1906	$5,068.58	$60,822.94	N/A		CPI OR 13%	CPI OR 13%

14	80-0204	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007		428,616		$0.1525	$5,447.00	$65,363.94	$0.1906	$6,807.85	$81,694.21	N/A		CPI OR 13%	CPI OR 13%

15		**N/A	SPRANKLE ROAD	1/1/2007		200,695		$0.0000	$0.00	$0.00	N/A	N/A	N/A	N/A		N/A	N/A

16		**N/A	REPUBLIC ROAD	1/1/2007		113,179		$0.0000	$0.00	$0.00	N/A	N/A	N/A	N/A		N/A	N/A

17		SUPPLEMENTALS
	80-0204	1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007		1,662,877		$0.1525	$21,132.40	$253,588.74	$0.1906	$26,412.03	$316,944.36	N/A		CPI OR 13%	CPI OR 13%
	80-0204	1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007		1,908,290		$0.1906	$30,310.01	$363,720.07	$0.2383	$37,895.46	$454,745.51	N/A		CPI OR 13%	CPI OR 13%
	80-0204	Parcel 5 (INTERNATIONAL PARK)		1/1/2007		24,000		$0.2673	$534.60	$6,415.20	$0.3341	$668.25	$8,019.00	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007		247,254		$0.2673	$5,507.58	$66,090.99	$0.3341	$6,884.48	$82,613.74	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007		117,915		$0.2673	$2,626.56	$31,518.68	$0.3341	$3,283.20	$39,398.35	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007		45,359		$0.2673	$1,010.37	$12,124.46	$0.3341	$1,262.96	$15,155.58	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007		1,586,172		$0.2673	$35,331.98	$423,983.78	$0.3341	$44,164.98	$529,979.72	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007		70,200		$0.2673	$1,563.71	$18,764.46	$0.3341	$1,954.63	$23,455.58	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007		4,333,659	(9)	$0.2673	$96,532.25	$1,158,387.00	$0.3341	$120,665.32	$1,447,983.84	25	%(5)	CPI OR 13%	CPI OR 13%
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
	80-0204		TAB-LINE MAINTENANCE	1/1/2007		556,334		$0.2673	$12,392.34	$148,708.08	$0.3341	$15,489.27	$185,871.19	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007		487,512		$0.1906	$7,743.32	$92,919.79	$0.2383	$9,681.18	$116,174.11	N/A		CPI OR 13%	CPI OR 13%
	80-0204	11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007		527,676		$0.1525	$6,705.88	$80,470.59	$0.1906	$8,381.25	$100,575.05	N/A		CPI OR 13%	CPI OR 13%
	80-0204	5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007		796,312		$0.2673	$17,737.85	$212,854.20	$0.3341	$22,172.31	$266,067.75	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007		261,460		$0.1029	$2,242.02	$26,904.25	$0.1286	$2,802.53	$33,630.32	25	%(5)	CPI OR 13%	CPI OR 13%
	80-0204	SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007		18,933		$0.2673	$421.73	$5,060.79	$0.3341	$527.17	$6,325.99	25	%(5)	CPI OR 13%	CPI OR 13%
Exhibit A
First Amendment to the Federal Express
Composite Lease Agreement Effective September 1, 2008

EXHIBIT A
FEDERAL EXPRESS CORPORATION
2003 CORPORATE AVENUE-B3
MEMPHIS, TN 38132

	FEDEX							CURRENT	CURRENT	PROJECTED RATES
PARCEL	LEASE			EFFECTIVE		SQUARE	CURRENT	MONTHLY	ANNUAL	EFFECTIVE JULY 2008			7/1/2008	7/1/2013 (10)	7/1/2018 (10)
NUMBER	NUMBER	CURRENT SUPPLEMENTAL	USE OR LOCATION	DATE		FEET	RATE	BILLING	BILLING	RATES	MONTHLY	ANNUAL	ESCALATION	ESCALATION	ESCALATION
18	80-0204	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007		552,730	$0.2673	$12,312.06	$147,744.73	$0.2673	$12,312.06	$147,744.73	N/A	CPI OR 13%	CPI OR 13%
?		THE BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012	(6)		N/A	$0.00	$0.00	N/A	N/A	N/A	N/A	CPI OR 13%	CPI OR 13%
		CONSTRUCTED ON PARCEL 18

19	80-0204	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007		418,016	$0.2673	$9,311.31	$111,735.68	$0.2673	$9,311.31	$111,735.68	N/A	CPI OR 13%	CPI OR 13%

20	80-0204	SUPPLEMENTAL 27	WEST SIDE OF TANG	DBO/3/1/08 (7)		108,051	N/A	$0.00	$0.00	$0.1525	$1,373.15	$16,477.78	N/A	CPI OR 13%	CPI OR 13%

21	80-0204	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007		1,812,363	$0.1525	$23,032.10	$276,385.20	$0.19060	$28,786.37	$345,436.39	N/A	CPI OR 13%	CPI OR 13%

22	80-0204	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007		491,127	$0.1525	$6,241.41	$74,896.87	$0.19060	$7,800.73	$93,608.81	N/A	CPI OR 13%	CPI OR 13%

23		N/A	TAXIWAY SIERRA	1/1/2009	(2)	248,711	N/A	$0.00	$0.00	N/A	N/A	N/A	N/A	CPI OR 13%	CPI OR 13%

24			SORT FACILITY	09/01/2009	(9)	292,000	N/A	$0.00	$0.00	N/A	N/A	N/A	N/A	CPI OR 13%	CPI OR 13%
						30,459,161		$563,993.31	$6,767,919.73		$657,532.82	$7,885,607.36

Note 1:	The Effective Date will be the date on which the term of the Lease Agreement in effect between the Authority and Tenant with respect to the premises currently occupied by the “Tennessee Air National Guard” and dated , 200___, begins. January 1, 2009 is merely an estimate of when that lease term will commence.

When the Effective Date occurs, the parties will calculate rent for Parcel 1 based upon a rental rate of $0.1906 per square foot of land area.

Note 2:	The Effective Date will be the date on which the term of the Lease Agreement in effect between the Authority and Tenant with respect to the premises currently occupied by the “Tennessee Air National Guard” and dated , 200___, begins. January 1, 2009 is merely an estimate of when that lease term will commence.

When the effective Date occurs, the parties will calculate rent for Parcels 4 and 23 based upon a rental rate of $0.2400 per square foot of land area.

Note 3:	As of the Effective Date, the monthly and annual rent amounts for Parcel 2 are $ and $ respectively. As of July 1, 2008, the parties will adjust those amounts to equal the product achieved by multiplying each of those amounts by 1.15.

Note 4:	The Effective Date is the earlier of the date of beneficial occupancy or December 1, 2007. When the Effective Date occurs, the parties will calculate the rent based upon a rental rate of $0.1525 per square foot of land area.

Note 5:	The rental rate that becomes effective July 1, 2008, reflects a 25-percent increase in the rental rate in effect prior to that date.

Note 6:	The Effective Date is subject to the operation and effect of Section1.04(b) of the foregoing Lease Agreement. When the Effective Date occurs, the parties will calculate rent for Parcel based upon a rental rate of $1.53 per square foot of building footprint area.

Note 7:	The Effective Date is the earlier of the date of beneficial occupancy or March 1, 2008. When the Effective Date occurs, the parties will calculate the rent based upon a rental rate of $0.1525 per square foot of land area.

Note 8:	The Effective date is subject to the operation and effect of Section 1.04(b) of the foregoing Lease Agreement. When the Effective Date occurs, the parties will calculate rent for Parcel based upon a rental rate of $1.53 per square foot of building footprint area. That rent is inclusive of rent for the building space comprising Parcel 24 and the land underlying that space.

Note 9:	When the Effective Date for Parcel 24 occurs, the parties will reduce this area to 4,041,659 solely for the purpose of calculating the rent payable with respect to this portion of Parcel 17. The rent specified for the building spacer comprising Parcel 24 is inclusive of the rent for the land underlying that building space.

Note 10:	Refer to Section 2.03(a) (i) of the foregoing Lease Agreement for a further description of the rent adjustment summarized in this column.

RATE & RATE ESCALATION	CURRENT RATES	7/1/2013
IMPROVED GROUND	$0.2383	CPI-U

UNIMPROVED GROUND	$0.1906	CPI-U
Exhibit A
First Amendment to the Federal Express
Composite Lease Agreement Effective September 1, 2008